Udit Batra President & CEO J.P. Morgan 39th Annual Healthcare Conference Exhibit 99.1

This presentation may contain “forward-looking” statements regarding future results and events. For this purpose, any statements that are not statements of historical fact may be deemed forward-looking statements. Without limiting the foregoing, the words, “feels”, “believes”, “anticipates”, “plans”, “expects”, “intends”, “suggests”, “appears”, “estimates”, “projects”, and similar expressions, whether in the negative or affirmative, are intended to identify forward-looking statements. Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof and should not be relied upon as representing the Company’s estimates or views as of any date subsequent to the date of this presentation. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. The Company’s actual future results may differ significantly from the results discussed in the forward-looking statements within this presentation for a variety of reasons, including and without limitation, risks related to the effects of the ongoing COVID-19 pandemic on our business, financial condition, results of operations and prospects, including: portions of our global workforce being unable to work fully and/or effectively due to working remotely, illness, quarantines, government actions, facility closures or other reasons related to the pandemic, increased risks of cyber-attacks resulting from our temporary remote working model, disruptions in our manufacturing capabilities or to our supply chain, volatility and uncertainty in global capital markets limiting our ability to access capital, customers being unable to make timely payments for purchases and volatility in demand for our products; foreign exchange rate fluctuations potentially affecting translation of the Company’s future non-U.S. operating results; the impact on demand for the Company’s products among the Company’s various market sectors or geographies from economic, sovereign and political uncertainties, particularly regarding the effect of new or proposed tariff or trade regulations or changes in the interpretation or enforcement of existing regulations; the effect on the Company’s financial results from the United Kingdom exiting the European Union; fluctuations in expenditures by the Company’s customers, in particular large pharmaceutical companies; introduction of competing products by other companies and loss of market share; pressures on prices from competitors and/or customers; regulatory, economic and competitive obstacles to new product introductions; other changes in demand for the Company’s products from the effect of mergers and acquisitions by the Company’s customers; increased regulatory burdens as the Company’s business evolves, especially with respect to the U.S. Food and Drug Administration and U.S. Environmental Protection Agency, among others; shifts in taxable income in jurisdictions with different effective tax rates; the outcome of tax examinations or changes in respective country legislation affecting the Company’s effective tax rate; the effect of the adoption of new accounting standards; the ability to access capital, maintain liquidity and service the Company’s debt in volatile market conditions, particularly in the U.S., as a large portion of the Company’s cash is held and operating cash flows are generated outside the U.S.; environmental and logistical obstacles affecting the distribution of products and risks associated with lawsuits and other legal actions, particularly involving claims for infringement of patents and other intellectual property rights. Such factors and others are discussed more fully in the sections entitled “Forward-Looking Statements” and “Risk Factors” of the Company’s annual report on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on February 25, 2020, as updated by the Company’s subsequent filings with the SEC. This presentation contains certain non-GAAP measures, which are provided to assist in an understanding of the Company’s business and its performance. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the GAAP amounts are on the Company’s website, or in the Company’s Form 8-K filings with the SEC. Cautionary Statements

Key Messages Solid base in the highly attractive life science tools market Loss of momentum in recent years due to weak execution and portfolio disadvantage Transformation program underway with near-term commercial focus and priorities

Waters Operates in Large and Growing End Markets Source: Company estimates; SDi Materials Science $14B MSD- Micro-electronics Capital spending in chemicals sector Pharma $22B MSD+ Biologics Novel modalities Outsourcing Food & Environment $14B MSD Rising populations Food safety and sustainability concerns Clinical $8B MSD+ Molecular diagnostics Infectious diseases Market size Growth Drivers Biomedical Research $9B HSD Government funding Biopharma R&D partnerships ~$65B with MSD growth

Waters has a Strong Foundation Note: 1. Informatics includes licenses and maintenance contracts; 2. Percentage of annual revenues (2019) Source: Company information and data Instruments Services Large installed base with >50% recurring revenues ~75% exposure to growing markets (MSD+)2 Diversified geographic base 45% 9% Consumables 29% Pharma Materials Science Food & Environ. 57% 17% 14% Biomed. Research 4% Clinical Informatics1 17% US Other APAC (ex-China) 29% 5% 22% China 18% Europe 26% 8% Geographic business variation due to COVID-19 Continued improvement in largest end market Pharma versus our expectations 2019 revenues 2019 revenues 2019 revenues

Industry-leading Margins and Strong Financial Flexibility Note: 1. Based on 2019 data; 2. ROIC = (Non-GAAP EBIT *(1 – t))/invested capital; Invested capital = equity + long term debt Source: Company info, FactSet data OPERATING MARGIN (%), 2019 $576m FREE CASH FLOW1 ~22% 5-YEAR AVERAGE ROIC2 SELECT FINANCIAL METRICS Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 $2.4BN REVENUE1

Key Messages Solid base in the highly attractive life science tools market Loss of momentum in recent years due to weak execution and portfolio disadvantage Transformation program underway with near-term commercial focus and priorities

Market growth range Loss of Momentum in Recent Years Note: 1. Constant currency basis; 2. For the Nine Months ended Sep. 26, 2020 relative to prior corresponding period Source: Company analysis and estimates REVENUE YEAR-ON-YEAR GROWTH1 Weak Execution A Performance Management Disconnect C Waters Portfolio Not Aligned with Faster Growth Segments and Opportunities B 2017 2018 2019 2020 YTD2 Waters revenue growth MOMENTUM LOSS CAUSES

Weak Execution Loss of Market Share Driven by Instruments Low Attachment Rates for Recurring Streams Lower Exposure to Faster Growing Contract Organizations Weaker eCommerce Platform Relative to Peers 1 4 Slower Portfolio Renewal and Launch Excellence 5 3 2 A UNDERLYING DRIVERS

Waters Portfolio Not Aligned with Faster Growth Segments and Opportunities Source: Wall Street Analyst reports; Company data and estimates PORTFOLIO BREAKDOWN % (TOP); COVID-19 SALES IMPACT (BOTTOM) B Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Higher COVID-19 impact Lower COVID-19 impact MSD+ (incl. Clinical, LM Pharma) LSD to MSD (incl. SM Pharma, Industrial, Other)

Performance Management Disconnect Source: Waters performance management data C OBJECTIVE SETTING REVIEWS AND FEEDBACK PERFORMANCE RATINGS Established process with 90%+ employee participation… …however, disconnect between employee ratings and company performance PERFORMANCE MANAGEMENT EMPLOYEE RATINGS (% OF TOTAL) 2017 2018 2019 Employees rated as: “Meets” or “Above Expectations”

Key Messages Solid base in the highly attractive life science tools market Loss of momentum in recent years due to weak execution and portfolio disadvantage Transformation program underway with near-term commercial focus and priorities

Three Phase Renewal towards Growth Regain Commercial Momentum with Specific Initiatives Strengthen Performance Management Enhance Portfolio and Capabilities Focus for today

Regain Commercial Momentum with Specific Initiatives 1 4 5 3 2 EXAMPLE INITIATIVES TO REGAIN COMMERCIAL MOMENTUM Drive Replacement of Waters Instruments (LC, MS, TA) Increase Attachment Rates and Value Proposition for Recurring Revenue Strengthen and Expand Coverage of Contract Organizations Improve Focus on eCommerce Drive Launch Excellence

Loss of focus led to market share decline in Waters’ LC business Less frequent replacement; ~20% of actively-serviced Alliance instrument base Drive Replacement of Waters Instruments CHALLENGE Drive trade-in of older Alliance LC with new Waters High Performance LC with incremental penetration target of 10-15% over 2 – 3 years Leverage Empower database to identify older competitive equipment INITIATIVES UNDERTAKEN HIGH PERFORMANCE LC EXAMPLE 1 Source: Company data and estimates

Improve search engine optimization to drive higher number of impressions and conversion rate for Waters.com Invest in paid search to increase digital sales and traffic through Waters.com Launch and onboard customers on eProcurement platform Improve Focus on eCommerce Source: Company data and estimates CONSUMABLE DIGITAL SALES (AS % OF TOTAL) Waters Peer Group INITIATIVES UNDERTAKEN 4

Drive Launch Excellence From: Generalized Launch To: Focused Market Development In 2019, Waters launched BioAccord, an integrated LC-MS solution that simplifies high performance LC-MS biopharma analysis Generic approach to known customers on routine biopharma analyses Identifying the market opportunity Targeted approach linked to specific modalities Mobilizing the field Generalist salesforce model Specialist coverage model Limited collaborations with customers and regulatory bodies Demonstrating value Focused collaborations with major customers leading to conversion 5

Our Ongoing Commitment to Deliver Benefit to Society

Waters™

Environmental

Actively reducing our environmental footprint

- Greenhouse gas reduction goal of 35% from 2016 baseline
- Renewable and / or low-carbon electricity accounts for ~27% of electricity usage
- Supply chain sustainability program to harmonize our supplier code of conduct with key customers'



Social

Engaging our people to strengthen communities

- Our charitable donations supported 250+ organizations with local and global impact
- STEM programs and scholarships support education of next generation of STEM professionals in under-represented populations
- Women at the VP-and-above level have increased to ~33% in 2019, from ~8% in 2015



Governance

Strengthening processes; adding new perspectives

- Separation of Chairman / CEO positions in 2020
- 3 new independent directors over the past three years
- ~30% women representation on Board of Directors


Waters

©2021 Waters Corporation

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Ensuring safety and well-being of employees and families Site readiness plan including ventilation testing; occupancy; social distancing guidelines On-site testing, masks, and distance sensors Multiphase data-driven on-site return Maintaining business continuity Strategic technology investments serve most sales, service, and scientific activities Mitigated supply chain risk; worked closely with suppliers to ensure health and viability Doing our part to help mitigate the public health crisis Innovation Response Team partnered with organizations, bringing Waters resources and scientific capabilities Waters systems used in QC for therapeutics and vaccine development Throughout the COVID-19 pandemic, Waters has turned Our Scientific Understanding towards Three Objectives

Our Capital Deployment Priorities Organic innovation Capital expenditure Acquisitions & external investments Strong, flexible balance sheet Optimal capital structure Share repurchase Investing for Growth Financial Flexibility Return Capital to Shareholders

Key Messages Solid base in the highly attractive life science tools market Loss of momentum in recent years due to weak execution and portfolio disadvantage Transformation program underway with near-term commercial focus and priorities